Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

VFS US LLC

8003 Piedmont Triad Pkwy

Greensboro, North Carolina 27409

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Volvo Financial Services, a division of VFS US LLC (the “Company,” as the engaging party), as managing member of Volvo Financial Equipment Holding LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., and SG Americas Securities, LLC who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures regarding the accuracy of certain attributes of a sample of the collateral assets to be included in the Transaction with respect to Volvo Financial Equipment LLC, Series 2025-2. (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of the collateral assets to be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties requested that PwC randomly select a sample of 100 equipment receivable assets (the “Sample Assets”, as defined below) from the Loan Data Tape (as defined below) and perform the agreed upon procedures on the Sample Assets, which the Company represented will be included in the final pool of assets to be sold as part of the Transaction. The sufficiency of the sample size and the method for selecting the sample is solely the responsibility of the Specified Parties.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

PricewaterhouseCoopers LLP
601 South Figueroa Street, Los Angeles, CA 90017
+1 213 356 6000

www.pwc.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2025-2

September 3, 2025

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction. The procedures performed and results thereof are described below.

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to July 31, 2025.

•	The phrase “Loan Data Tape” refers to a detailed listing of loans provided to us by the Company on August 6, 2025 in an Excel document titled “VFET 2025-2 Preliminary Pool (sent 08.06.2025).xlsx” which included certain attributes related to the assets as of the Cut-off Date.

•	The phrase “Sample Assets” refers to a sample of 100 assets randomly selected by PwC from the Loan Data Tape. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the Loan Data Tape based on the sample size and results of the procedures performed.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2025-2

September 3, 2025

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and/or documents related to the Sample Assets:

Electronic versions of, or access to, various files or collections of documentation including the following, as applicable (the “Loan File”):

1.	Credit and Pricing Summary Files

2.	Insurance Documents (Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form)

3.	Borrower contract, including any modification agreements (as applicable), represented by one of the following documents, as applicable (the “Equipment Receivables Note”):

•	Secured Promissory Note,
•	Credit and Sales Contract,
•	Direct Loan Contract,
•	Master Loan and Security Agreement, or
•	End of Term Promissory Note

4.	Security of Perfection Document, represented by one of the following documents:

•	UCC Financing Statement,
•	Application for Title,
•	or the Certification of Titling

5.	Contract management system screens (“Infolease”)

6.	Infolease screenshot containing equipment type codes (the “Asset Code Mapping File”)

Our comparisons with respect to the Sample Assets were made using electronic versions of the original Equipment Receivables Note and other related documents and/or copies of such note and other related documents obtained from the respective Loan File.

II.	Procedures Performed

1)	For each Sample Asset, we compared the attributes specified in the table below (“Specified Attributes”), as set forth in the Loan Data Tape, to the corresponding information contained in the Loan File:

	Specified Attribute	Loan Data Tape Field	Primary Source File
a.	Loan Identification Number	Asset ID	“Asset ID” field on the Company contract management system screens (Infolease)

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2025-2

September 3, 2025

	Specified Attribute	Loan Data Tape Field	Primary Source File
b.	Borrower Mailing State	crARState

Equipment Receivables Note

As instructed by the Company, if the Borrower Mailing State is not listed on the Equipment Receivables Note or the state listed on the Equipment Receivables Note does not agree to the Loan Data Tape, then we used the state noted in the “Address(es) of Location(s) of Primary Domicile or Garage of Equipment on the Equipment” or “Address where Equipment will be located” fields of the Equipment Receivables Note, or one of the following documents was provided:

•    Customer Invoice,

•    Credit Application, or

•    Affidavit of Out-of-State Execution.

c.	Contract Date	crBookingDate	“Booking Date” field on the VFS US LLC contract management system screens (Infolease)
d.	Original Principal Balance	crOriginalCost

“Gross Equipment Cost” or “Amount to Finance” field on the Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the Original Principal Balance was considered to be in agreement if the difference was within $1.

e.	Original Loan Term	crOriginalTerm	“Contract Term” field on the VFS US LLC contract management system screens (Infolease).
f.	Equipment Type	mtEquipmentDesc

“Asset Code” field on the VFS US LLC contract management system screens (Infolease)

As instructed by the Company, the Asset Code Mapping File was used to map the Asset Code field from the Infolease screens to the mtEquipmentDesc field listed in the Loan Data Tape.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2025-2

September 3, 2025

	Specified Attribute	Loan Data Tape Field	Primary Source File
g.	New or Used	mtNewUsed	“New/Used Code” field on the VFS US LLC contract management system screens (Infolease)
h.	Balloon Amount	crResidualAmount

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the Balloon Amount was considered to be a rent payment due at the end of the lease term that is greater than or equal to double the monthly periodic payment due immediately prior to the final payment date, plus any other scheduled monthly payments that are due on the final payment date.

In the event of a disposal of an asset associated with the lease contract prior to the Cut-off Date, the Company instructed us to recalculate the Balloon Payment for the contract based on the balloon payment (obtained from the Credit and Pricing Summary – Booking Summary Report) multiplied by a ratio which is equal to:

a)     the Original Principal Balance for all assets associated with the lease contract less the original principal balance of the disposed asset, divided by

b)    the Original Principal Balance for all assets associated with the lease contract.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2025-2

September 3, 2025

	Specified Attribute	Loan Data Tape Field	Primary Source File
i.	Payment Frequency	crPaymentFrequency

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the payment frequency was compared to “Monthly” when specified payments are due during each consecutive month of the Loan Term, without intermittent zero-dollar payments or “skip months” (unless the zero-dollar payment was a result of re-amortizing a Balloon Amount).

Otherwise, the payment frequency was compared to “Other”.

j.	Model Year	mtModelYear

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, if the Model Year in the Credit and Pricing Summary – Booking Summary Report did not agree to the Loan Data Tape, the Model Year noted in the Security of Perfection Document was used.

k.	Credit Grade	crCreditGrade	“Credit Score” field on the VFS US LLC contract management system screens (Infolease).

We noted no exceptions with respect to procedure 1.

2)	For each Sample Asset, we observed whether each Loan File contained the following documents, noting no exceptions.

•	We observed the Company’s first lien on the equipment collateral on the Security of Perfection Document;

•	We observed insurance coverage or insurance fee on the Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form; and

•	We observed a signature on the Equipment Receivables Note. We did not verify the authenticity of the signature on the Equipment Receivables Note.

We noted no exceptions with respect to procedure 2.

The procedures above did not include the reading of the Loan Files in their entirety. Such procedures were limited to a comparison of the attributes enumerated above.

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Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2025-2

September 3, 2025

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the collateral assets to be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA

September 3, 2025